                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

                  FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of November 28, 2005, among CELANESE HOLDINGS LLC, a Delaware limited liability company ("Holdings"), BCP CRYSTAL US HOLDINGS CORP., a Delaware
corporation (the "Company"), CELANESE AMERICAS CORPORATION, a Delaware
corporation ("CAC"), the lenders from time to time party thereto (the
"Lenders"), and DEUTSCHE BANK AG NEW YORK BRANCH ("DBNY"), as administrative agent (in such capacity, the "Administrative Agent"), and as collateral agent
(in such capacity, the "Collateral Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                          W I T N E S S E T H :
                          - - - - - - - - - -

                  WHEREAS, Holdings, the Company, CAC, the Lenders from time to time party thereto, the Deposit Bank and the Agents are parties to an Amended and Restated Credit Agreement, dated as of April 6, 2004 and amended and restated as of January 26, 2005 (the "Credit Agreement");

                  WHEREAS, on the date hereof, (i) there are no outstanding C
Term Loans or Delayed Draw Commitments in respect thereof and (ii) there are outstanding B Term Loans (for purposes of this First Amendment, herein called the "Refinanced B Term Loans") in an aggregate principal amount of (x) in the case of Dollar Term Loans, $1,389,659,098.24, and (y) in the case of Euro Term
Loans, (euro)273,379,679.80;

                  WHEREAS, in accordance with the provisions of Section 9.08(e)
of the Credit Agreement, the Company wishes to amend the Credit Agreement to enable it to convert and/or refinance in full the outstanding B Term Loans described in the immediately preceding paragraph through (x) the conversion of outstanding B Term Loans into replacement B Term Loans and/or (y) its incurrence of replacement B Term Loans (for purposes of this First Amendment, the replacement B Term Loans described in preceding clauses (x) and (y) collectively being herein called the "Replacement B Term Loans") as more fully provided herein, in each case with the same terms as were theretofore applicable to the B
Term Loans except that the pricing applicable thereto shall be as more fully described herein; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement to provide for the Replacement B Term Loans and for certain other changes in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

      Amendments to Credit Agreement.

     1. On, or within five Business Days after the occurrence of, the First
Amendment Execution Date (as hereinafter defined) (subject to the receipt of a
Borrowing Request in form and substance reasonably satisfactory to the
Administrative Agent and substantially in accordance with the requirements of
Section 2.03 of the Credit Agreement, and subject to the relevant conditions specified in Section 4.01 of the Credit Agreement and the occurrence of the
First Amendment Effective Date (as hereinafter defined)), each Lender with a B
Term Loan Commitment as set forth in the Register as of the First Amendment
Effective Date hereby agrees to make a B Term Loan in the respective principal amount set forth opposite its name under the heading "B Term Loan Commitment" in the Register as of the First Amendment Effective Date, in each case in accordance with the relevant requirements of the Credit Agreement except that
(i) the date of the making of the B Term Loans described in this paragraph, other than those B Term Loans being converted into Replacement B Term Loans, shall be as set forth above and (ii) each Lender with a B Term Loan Commitment as set forth in the Register as of the First Amendment Effective Date shall make the respective B Term Loan available (through the Administrative Agent) in cash, except that each Lender with a B Term Loan Commitment as shown in the Register as of the First Amendment Effective Date with existing B Term Loans outstanding immediately prior to the occurrence of the First Amendment Effective Date shall convert its theretofore outstanding B Term Loans (in a principal amount up to, but not in excess of, the B Term Loan of such Lender as specified in the Lender
Register on the date hereof) into Replacement B Term Loans hereunder without any requirement that it make cash proceeds available to the Company (except to the extent that the B Term Loan Commitment of such Lender as specified in the
Register as of the First Amendment Effective Date exceeds the principal amount of its theretofore outstanding B Term Loans). For the avoidance of doubt and notwithstanding anything to the contrary contained in the Credit Agreement or this First Amendment, the amendments to the definition of "Applicable Margin"
contained herein do not decrease the rate of interest on the Euro Term Loans and, accordingly, each Term Lender holding Euro Term Loans outstanding immediately prior to the occurrence of the First Amendment Effective Date will be deemed to convert its theretofore outstanding Euro Term Loans (in a principal amount up to, but not in excess of, the Euro Term Loan of such Term Lender outstanding on the date hereof) into Replacement B Term Loans hereunder and maintained as Euro Term Loans under the Credit Agreement without any requirement that it make cash proceeds available to the Company (solely in respect of its
Euro Term Loans). In addition, except for those Term Lenders that are converting their Euro Term Loans as provided in the immediately preceding sentence, each other Lender with a B Term Loan Commitment will make (or, as provided in the second preceding sentence, convert) its Replacement B Term Loan in Dollars. The
Company hereby directs the Administrative Agent to apply (and the Administrative
Agent shall apply) all cash proceeds of Replacement B Term Loans made hereunder to refinance then outstanding Refinanced B Term Loans pursuant to the Credit
Agreement (before giving effect to the First Amendment) other than those B Term
Loans being converted into Replacement B Term Loans. It is understood that (i)
the Replacement B Term Loans being made pursuant to this First Amendment
(whether by conversion or the making of cash proceeds available to the Company to refinance Refinanced B Term Loans) shall constitute Replacement Term Loans pursuant to Section 9.08(e) of the Credit Agreement and the B Term Loans being refinanced or converted shall constitute Refinanced Term Loans as described therein and (ii) the Replacement B Term Loans shall constitute B Term Loans for purposes of the Credit Agreement and the other Loan Documents. It is understood and agreed by all parties

hereto that the aggregate principal amount of B Term Loans outstanding after giving effect to the First Amendment Effective Date shall be equal to the aggregate principal amount of B Term Loans which were outstanding immediately prior to giving effect thereto. Any Lender holding outstanding B Term Loans immediately prior to the First Amendment Effective Date, that does not (in its sole discretion) provide a B Term Loan Commitment pursuant hereto, shall have its outstanding B Term Loans repaid in full on the First Amendment Effective
Date (if same occurs). On the First Amendment Effective Date, the aggregate principal amount of Replacement B Term Loans (including those made by conversion or the making of cash proceeds available to the Company) shall be comprised of the same number of Borrowings as were applicable to the outstanding Refinanced B
Term Loans immediately prior to the First Amendment Effective Date, which
Borrowings shall be of the same Types and in the same amounts as the Borrowings theretofore applicable to the Refinanced B Term Loans, and in the case of any such Borrowings of Eurocurrency Term Loans shall have the same Interest Period
(i.e. continuing to the date of the expiration Interest Period theretofore applicable to the corresponding Borrowing of Refinanced B Term Loans) and the same Adjusted LIBO Rate (although, from and after the First Amendment Effective
Date, the Applicable Margin applicable thereto shall be determined in accordance with the definition of "Applicable Margin", as amended pursuant to following paragraph numbered 2) applicable thereto on the First Amendment Effective Date.
Each Lender with Replacement B Term Loans shall participate on a pro rata basis in each outstanding Borrowing of Replacement B Term Loans as described in the immediately preceding sentence. In connection with the incurrence of the
Replacement B Term Loans and the repayment of Refinanced B Term Loans in accordance with this First Amendment, the Company hereby agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, (i)
if requested by any Lender making cash proceeds available to the Company pursuant to the Replacement B Term Loans (but not with respect to that portion of the Replacement B Term Loans of any Lender constituting a conversion of
Refinanced B Term Loans of such Lender), the Company shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Replacement B Term Loans during an existing Interest
Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Company shall be obligated to pay to each Lender whose B Term Loans are being repaid in cash (rather than converted into Replacement B Term Loans on the First Amendment Effective Date)
amounts of the type referred to in Section 2.16 of the Credit Agreement (as set forth on a certificate of each such Lender setting forth the amounts such Lender is entitled to receive pursuant to such Section 2.16, which certificate shall be prima facie evidence of the amounts thereof) in connection with its repayment in cash (but not by way of conversion of Refinanced B Term Loans into Replacement B
Term Loans as contemplated above) of such Refinanced B Term Loans of such Lender incurred in connection with the conversion of Refinanced B Term Loans and/or the actions taken pursuant to the preceding sentence of this Section I.1.

     2. The definition of "Applicable Margin" appearing in Section 1.01 of the
Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the following new definition:

     "Applicable Margin" shall mean with respect to (A) (i) any Eurocurrency
   Loan that is a Revolving Facility Loan (x) for any day not occurring in a
   Reduction Period, 2.50% per annum and (y) for any day occurring in a
   Reduction Period, 2.25% per annum, and (ii) any ABR Loan that is a Revolving
   Facility

   Loan (x) for any day not occurring in a Reduction Period, 1.50% per annum and
   (y) for any day occurring in a Reduction Period, 1.25% per annum, (B) (i) any
   Eurocurrency Loan that is an Original Dollar Term Loan (x) for any day not occurring in a Reduction Period, 2.00% per annum and (y) for any day occurring in a Reduction Period, 1.75% per annum and (ii) any ABR Loan that is an Original Dollar Term Loan (x) for any day not occurring in a Reduction
   Period, 1.00% per annum and (y) for any day occurring in a Reduction Period,
   0.75% per annum, (C) any Additional Dollar Term Loan, subject to Section
   2.23(b)(iii), that percentage per annum set forth in the relevant New B Term
   Loan Joinder Agreement (or, in the case of any Additional Dollar Term Loans extended pursuant to more than one New B Term Loan Joinder Agreement on the relevant Increased Amount Date, as may be provided in the first New B Term
   Loan Joinder Agreement executed and delivered with respect to such Additional
   Dollar Term Loans) and (D) any Euro Term Loan (x) for any day not occurring in a Reduction Period, 2.50% per annum and (y) for any day occurring in a
   Reduction Period, 2.25% per annum.

     Notwithstanding the foregoing, (x) the new definition of "Applicable
Margin" set forth above shall only apply for periods from and after the First
Amendment Effective Date and (y) the provisions of the Credit Agreement
(including the definition of "Applicable Margin") as in effect before giving effect to this First Amendment shall apply for all periods prior to the First
Amendment Effective Date and shall apply to all Refinanced B Term Loans outstanding pursuant to the Credit Agreement before giving effect to any conversion thereof to Replacement B Term Loans pursuant to this First Amendment and shall apply to all Term Loans which were outstanding at the time prior to the First Amendment Effective Date.

     3. The definition of "B Term Loan Facility" appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (i) thereof and (ii) inserting the following new clause
(iii) at the end thereof:

     "and (iii) the commitments under Section 2.23 to make New B Term Loans, and the New B Term Loans made pursuant thereto".

     4. The definition of "B Term Loans" appearing in Section 1.01 of the Credit
Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (z) at the end thereof:

    "and (z) the New B Term Loans, if any, made pursuant to Section 2.23".

     5. The definition of "Commitment" appearing in Section 1.01 of the Credit
Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (a) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (c) at the end thereof:

     "and (c) with respect to any New B Term Lender, such Lender's commitment to make New B Term Loans under Section 2.23".

     6. The definition of "Dollar Term Loan" appearing in Section 1.01 of the
Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the following new definition:

        "Dollar Term Loan" shall mean (x) each Original Dollar Term Loan and
        (y) each Additional Dollar Term Loan.

     7. The definition of "Maximum Term Amount" appearing in Section 1.01 of the
Credit Agreement is hereby amended by inserting the following new text at the end thereof:

        "plus (iv) the aggregate principal amount of all New B Term Loans then or theretofore made pursuant to Section 2.23".

     8. The definition of "Reduction Period" appearing in Section 1.01 of the
Credit Agreement is herby amended by deleting same in its entirety and inserting in lieu thereof the following new definition:

     "Reduction Period" shall mean (i) with respect to any Original Dollar Term
   Loan, either (x) any period during which Topco or Parent is assigned a senior implied rating of BB- or higher by Moody's and the Company is assigned an issuer credit rating of Ba3 or higher by S&P or (y) after the delivery of the financial statements required pursuant to Section 5.04(b) for Holdings'
   fiscal quarter ending closest to June 30, 2006, any fiscal quarter if the
   Total Leverage Ratio on the last day of the immediately preceding fiscal quarter was less than 2.25 to 1.00, but only to the extent that the Company shall have delivered to the Administrative Agent within 45 days after such last day a certificate of a Financial Officer of the Company setting forth computations in reasonable detail satisfactory to the Administrative Agent showing that the Total Leverage Ratio was less than 2.25 to 1.00 on such last day and (ii) with respect to any Revolving Facility Loan or Euro Term Loan, any fiscal quarter if the Total Leverage Ratio on the last day of the immediately preceding fiscal quarter was less than 2.75 to 1.00, but only to the extent that the Company shall have delivered to the Administrative Agent within 45 days after such last day a certificate of a Financial Officer of the Company setting forth computations in reasonable detail satisfactory to the Administrative Agent showing that the Total Leverage Ratio was less than
   2.75 to 1.00 on such last day.

     9. Section 1.01 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

     "Additional Dollar Term Loans" shall mean any New B Term Loans which are not added to the then outstanding Original Dollar Term Loans because such New
   B Term Loans have a different Applicable Margin than that applicable to the
   Original Dollar Term Loans.

     "First Amendment" shall mean the First Amendment to this Agreement, dated as of November 28, 2005.

     "First Amendment Effective Date" shall have the meaning assigned to such term in the First Amendment.

     "Increased Amount Date" shall have the meaning provided in Section 2.23.

     "New B Term Lender" shall have the meaning provided in Section 2.23.

     "New B Term Loan Joinder Agreement" shall have the meaning provided in
   Section 2.23.

     "New B Term Loans" shall have the meaning provided in Section 2.23.

     "Original Dollar Term Loans" shall mean each Term Loan (x) that was first incurred prior to the Restatement Effective Date denominated in Dollars and continued as a Term Loan denominated in Dollars on such date pursuant to
   Section 2.01(a)(i) and (y) first incurred on or after the Restatement
   Effective Date as a Term Loan denominated in Dollars (other than any
   Additional Dollar Term Loan).

     10. Section 2.05(b) of the Credit Agreement is hereby amended by deleting the amount "$150,000,000" appearing therein and inserting the amount
"$200,000,000" in lieu thereof.

     11. For the avoidance of doubt, it is understood and agreed that the amounts of the remaining scheduled repayments of principal of Term Loans after giving effect to this First Amendment shall remain unchanged from the schedule set forth in Section 2.10(a) of the Credit Agreement.

     12. Section 2.12 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

     "(f) All voluntary prepayments of Original Dollar Term Loans effected on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans under this Agreement (including by way of conversion of any Original
   Dollar Term Loans into any such new tranche of replacement term loans (as
   Replacement Term Loans or otherwise), but excluding Replacement Term Loans contemplated by the First Amendment), as amended, amended and restated, supplemented, waived or otherwise modified from time to time (excluding a refinancing of all the Facilities outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this
   Agreement being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayments if the Applicable Margin (or similar interest rate spread)
   applicable to such new term loans is or, upon the satisfaction of certain conditions, could be less than the Applicable Margin applicable to the
   Original Dollar Term Loans as of the First Amendment Effective Date."

     13. Article II of the Credit Agreement is hereby further amended by inserting the following new Section 2.23 at the end thereof:

         "SECTION 2.23 New B Term Loans.

         (a)   New B Term  Commitments.  At any time prior to the date which is
     12 months prior to the Term Loan Maturity Date, the Company may by written notice to the Administrative Agent elect to request New B Term Lenders to provide Commitments to make incremental B Term Loans hereunder ("New B Term
     Loans) in an aggregate principal amount not to exceed $250.0 million the proceeds of which are to be used for general corporate purposes. Such notice shall specify the date (the "Increased Amount Date") on which the
     Company proposes that the borrowing of such New B Term Loans be made, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and prior to the date which is 12 months prior to the Term Loan Maturity Date. The Company shall notify the Administrative Agent in writing of the identity of each Term Lender or other financial institution reasonably acceptable to the Administrative
     Agent (each, a "New B Term Lender") to whom such new Commitments have been
     (in accordance with the prior sentence) allocated and the amounts of such allocations; provided that any Lender requested to provide all or a portion of such new Commitments may elect or decline, in its sole discretion, to provide a new Commitment. New B Term Loans shall be made on the Increased
     Amount Date; provided that (1) all such New B Term Loans shall be made in
     Dollars, (2) all such New B Term Loans shall be added to, and thereafter constitute, the then outstanding Original Dollar Term Loans for all purposes hereunder, although the Company may elect (which election may only be made twice) to designate New B Term Loans as Additional Dollar Term
     Loans hereunder by written notice to the Administrative Agent to the extent that the Applicable Margin for such New B Term Loans will be different than that applicable to the Original Term Loans or any Additional Dollar Term
     Loans theretofore incurred and then outstanding, (3) no Default or Event of
     Default shall exist on the Increased Amount Date before or after giving effect to such B New Term Loans, (4) Holdings shall be in compliance, on a
     Pro Forma Basis after giving effect to the incurrence of such New B Term
     Loans and the application of the proceeds thereof (and assuming that all
     New B Term Loans to be incurred on the relevant Increased Amount Date had been incurred on the first day, and had remained outstanding throughout, the relevant fiscal quarter), with the Financial Performance Covenants recomputed as at the last day of the most recently ended fiscal quarter of
     Holdings and the Subsidiaries, and Holdings shall deliver to the
     Administrative Agent a certificate of a Responsible Officer of Holdings to such effect, together with all relevant financial information and computations demonstrating (in reasonable detail) same, (5) the
     Administrative Agent shall have received a certificate of a Financial
     Officer of Holdings certifying that the New B Term Loans to be incurred on the relevant Increased Amount Date shall constitute "Designated Senior
     Debt" and "Senior Debt' under the Senior Subordinated Note Indenture (or the equivalent terms under any indenture governing any Permitted Senior
     Subordinated Debt Securities), (6) the Administrative Agent shall have received a certificate of a

     Financial Officer of Holdings (setting forth computations in reasonable detail satisfactory to it) certifying that the New B Term Loans to be incurred on the relevant Increased Amount Date are permitted by the terms of the outstanding Indebtedness of Holdings and its Subsidiaries, including, without limitation, the Senior Subordinated Notes and any
     Permitted Senior Subordinated Debt Securities and (7) such new Commitments shall be evidenced by one or more joinder agreements (each, a "New B Term
     Loan Joinder Agreement") executed and delivered to the Administrative Agent by each New B Term Lender, as applicable, and each shall be recorded in the
     Register, each of which shall be subject to the requirements set forth in
     Section 2.17(e).

         (b)  On the Increased  Amount Date,  subject to the  satisfaction of the foregoing terms and conditions, (i) each New B Term Loan shall be deemed for all purposes a B Term Loan hereunder, (ii) each New B Term
     Lender shall become a Term Lender with respect to the Term Loans and all matters relating thereto, (iii) the New B Term Loans shall have the same terms as the existing B Term Loans and be made by each New B Term Lender on the Increased Amount Date; provided that (x) the Applicable Margin for any
     New B Term Loans designated as Additional Dollar Term Loans shall be that percentage per annum set forth in the relevant New B Term Loan Joinder
     Agreement (or, in the case of any Additional Dollar Term Loans extended pursuant to more than one New B Term Loan Joinder Agreement on the relevant
     Increased Amount Date, as may be provided in the first New B Term Loan
     Joinder Agreement executed and delivered with respect to such Additional
     Dollar Term Loans); and (y) in no event shall the Applicable Margin as set forth in any such New B Term Loan Joinder Agreement for any Additional
     Dollar Term Loans exceed the Applicable Margin for Original Dollar Term
     Loans (as in effect on the First Amendment Effective Date) by more than
     0.25%, and (iv) upon making the New B Term Loans on the Increased Amount
     Date, the new Commitments in respect thereof shall terminate. All New B
     Term Loans made on any Increased Amount Date will be made in accordance with the procedures set forth in Sections 2.02 and 2.03 and subject to the conditions specified in Section 4.01.

         (c)  The Administrative Agent shall notify the Lenders promptly upon receipt of the Company's notice of the Increased Amount Date and, in respect thereof, the new Commitments and the New B Term Lenders in respect thereof.

         (d)  In connection  with the  incurrence of New B Term Loans  pursuant to this Section 2.23, the Lenders and the Borrowers hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the
     Company and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding B Term Loans continue to participate in each Borrowing of outstanding B Term Loans (after giving effect to the incurrence of New B Term Loans pursuant to this Section 2.23)
     on a pro rata basis, including by adding the New B Term Loans to be so incurred to the then outstanding Borrowings of B Term Loans on a pro rata basis even though as a result thereof such New B Term Loans (to the extent required to be maintained as Eurocurrency Term Loans) may effectively have a shorter Interest Period than the

     then outstanding Borrowings of B Term Loans, and it is hereby agreed that the Company shall pay to such New B Term Lenders such amounts necessary, as reasonably determined by such New B Term Lenders, to compensate such New B
     Term Lender for making such New B Term Loans during an existing Interest
     Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto), it being understood and agreed, however, that each incurrence of Additional Dollar Term Loans incurred pursuant to this Section 2.23 shall be made and maintained as separate Borrowings from the Original Dollar Term Loans and, to the extent such Additional Dollar Term Loans have a different Applicable Margin from any Additional Dollar Term Loans then outstanding, from such then outstanding Additional Dollar Term Loans."

         14.  Section 3.12 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

         "The Company will use the proceeds of New B Term Loans (net of a portion of such proceeds used to satisfy related fees and expenses)
         made to it on each Increased Amount Date for general corporate purposes."

         15.  Section 5.10(a) of the Credit Agreement is hereby amended by inserting the following new text immediately after the text "that the
     Administrative Agent may reasonably request" appearing therein:

         "(including the execution, delivery and recording of Mortgage amendments as a result of the Replacement Term Loans contemplated by the First Amendment and/or the making of New B Term Loans contemplated by Section 2.23)".

II.  Miscellaneous Provisions.

         1.  In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrowers hereby represent and warrant that (i) no
Default or Event of Default exists as of the First Amendment Effective Date both before and after giving effect to this First Amendment and the making of
Replacement B Term Loans as contemplated herein, and (ii) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment and the making of
Replacement B Term Loans as contemplated herein, with the same effect as though such representations and warranties had been made on and as of the First
Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

         2.  This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the
Credit Agreement or any other Loan Document.

         3.  This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the

same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

          4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE
STATE OF NEW YORK.

          5. This First Amendment shall become effective on the date (the "First
Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i)  the Administrative Agent, the Company, each other Loan Party, the
     Required Lenders, and each Lender with a B Term Loan Commitment in Dollars as shown in the Register (and required to make (or convert) Replacement B
     Term Loans in Dollars) as of the First Amendment Effective Date (which in aggregate total amount shall equal $1,389,659,098.24) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to
     White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036
     Attention: Lisa Alexander (facsimile number 212-354-8113) (with the date of the satisfaction of the condition described in this clause (i) being herein called the "First Amendment Execution Date");

         (ii)   the Company shall have paid in full (x) all fees, costs and expenses (including legal fees and expenses) then due and payable pursuant to the Credit Agreement, (y) any amounts owing to a Lender pursuant to the last sentence of paragraph numbered 1 of Part I hereof, to the extent requested by such Lender of the Company at least three Business Days prior to the date when all other conditions to the First Amendment Effective Date have been satisfied (the "Notice Deadline"), it being understood and agreed that to the extent any such amounts are requested by a Lender after the
     Notice Deadline, the Company shall pay such amounts within 3 Business Days after the request therefor and (z) the principal of all outstanding B Term
     Loans (together with all accrued and unpaid interest thereon) which are not being converted into Replacement B Term Loans in accordance with the terms of this First Amendment;

         (iii)  there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Loan Party approving and authorizing the execution, delivery and performance of this First
     Amendment, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment; and

         (iv) the Administrative Agent shall have received from Simpson
     Thacher & Bartlett LLP, special New York counsel to the Loan Parties, an opinion addressed to each Agent and each of the Lenders and dated the First
     Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent.

          6. By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans (including, without limitation, the Replacement B Term
Loans and all New B Term Loans) shall be fully guaranteed pursuant to the
Holdings Agreement and the U.S. Collateral Agreement in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security
Documents.

          7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit
Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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